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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                                                St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            (99.1) Transcript of Synovis Life Technologies, Inc. May 19, 2004 conference call.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 19, 2004, Synovis Life Technologies, Inc. (Synovis) held a conference call to discuss its financial results for the three and six months ended April 30, 2004, as well as current market opportunities and the outlook for the remainder of fiscal 2004. A transcript of the conference call is attached hereto as Exhibit 99.1, and is furnished in accordance with Item 12 of Form 8-K. In accordance with General Instruction B.6. of Form 8-K, all of the information in this Item and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYNOVIS LIFE TECHNOLOGIES, INC.

                                   By: /s/ Connie L. Magnuson
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May 25, 2004                           Connie L. Magnuson
                                       Vice-President of Finance, Chief
                                       Financial Officer and Corporate Secretary